Rule 10f-3 Transactions*
October 1, 2009 through December 31, 2009

1. The following 10f-3 transaction was effected for the RidgeWorth
Large Cap Core Equity Fund
Issuer/Security: Bank of America Corp 10% CES; Cusip 060505419
Date of Purchase: 12/3/09
Date Offering Commenced: 12/2/09
Name of Broker/Dealer from Whom Purchased: Bank of America/ Merrill Lynch Name of Affiliated Dealer in Syndicate: STRH
Members of the Syndicate: Bank of America, Merrill Lynch, SunTrust Robinson Humphrey, UBS Securities, Cantor Fitzgerald, Deutsche Banks, Goldman Sachs, Keefe, Bruyette & Woods, Mizuho Securities, Morgan Stanley, SG America Securities, Santander Investment Securities, Stifel Nicolaus, UniCredit Capital, Wells Fargo, Sanford Bernstein, CCB International, Cowen and Company, Daiwa Securities America, ICBC International Securities, National Australia Bank Limited, Broadpoint Capital, Keybanc Capital Markets, Macquarie Capital, RBS, Samuel A. Ramirez, Samsung Securities,Southwest Securities
Aggregate Principal Amount of Purchase: $2,250,000
Aggregate Principal Amount of Offering: $19,290,000,000
Purchase Price: $15.00
Commission/ Spread/ Profit: 0.22%

2. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund, RidgeWorth Seix High Yield Fund, and RidgeWorth Total Return Bond Fund
Issuer/Security: Belo 8% 11/15/16; Cusip 080555AJ4
Date of Purchase: 11/10/09
Date Offering Commenced: 11/10/09
Name of Broker/Dealer from Whom Purchased: JP Morgan
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey
Members of the Syndicate: Bank of America, JP Morgan, BNP, Janney, Mitsubishi, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase: $12,000,000
Aggregate Principal Amount of Offering: $275,000,000
Purchase Price: $98.05
Commission/ Spread/ Profit: 2.00%

3. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund; RidgeWorth Investment Grade Bond Fund, RidgeWorth High Income Fund, RidgeWorth Seix High Yield Fund, RidgeWorth Seix Floating Rate High Income Fund, and RidgeWorth Total Return Bond Fund
Issuer/Security: Comstock 8.375% 10/15/17; Cusip 205768AG9
Date of Purchase: 10/6/09
Date Offering Commenced10/6/09
Name of Broker/Dealer from Whom Purchased: Bank of America
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey
Members of the Syndicate: Bank of America, BNP, JP Morgan, BBVA, Capital One, Comerica, Keybanc Capital Markets,Mitsubishi, Morgan Keegan, Natixis, Scotia, SunTrust Robinson Humphrey, US Bancorp
Aggregate Principal Amount of Purchase: $12,000,000
Aggregate Principal Amount of Offering: $300,000,000
Purchase Price: $98.57
Commission/ Spread/ Profit: 2.00%

4. The following 10f-3 transaction was effected for the RidgeWorth GA Tax Exempt Bond Fund and RidgeWorth Investment Grade Tax Exempt Bond Fund Issuer/Security: Dekalb Private Hospital Authority GA Revenue; Cusip 241064DX9 Date of Purchase: 11/20/09
Date Offering Commenced: 11/18/09
Name of Broker/Dealer from Whom Purchased: JP Morgan Chase
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey
Members of the Syndicate: JPMorgan, Wells Fargo, Citi Global, Merrill Lynch, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase: $8,000.000
Aggregate Principal Amount of Offering: $249,260,000
Purchase Price: $98.39
Commission/ Spread/ Profit: 0.75%

5. The following 10f-3 transaction was effected for the RidgeWorth Corporate Bond Fund, RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund, and RidgeWorth Total Return Bond Fund
Issuer/Security: Healthcare Realty 6.5% 1/17/17; Cusip 42225BAA4
Date of Purchase: 12/1/09
Date Offering Commenced: 12/1/09
Name of Broker/Dealer from Whom Purchased: Bank of America
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey
Members of the Syndicate: Bank of America, Barclays, Calyon, JP Morgan,
UBS, Fifth Third, Morgan Keegan, Wells Fargo, Scotia, BMO, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase: $40,000,000
Aggregate Principal Amount of Offering: $300,000,000
Purchase Price: $99.32
Commission/ Spread/ Profit: 0.63%

6. The following 10f-3 transaction was effected for the RidgeWorth Investment Grade Tax Exempt Bond Fund and RidgeWorth High Grade Muni Bond Fund Issuer/Security: Highlands Cnty Hlth Facil Authority 8.625%, 10/1/17;
Cusip 431022SP8
Date of Purchase: 11/6/09
Date Offering Commenced: 11/6/09
Name of Broker/Dealer from Whom Purchased: Ziegler Capital Markets
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey
Members of the Syndicate: Zeigler Capital Markets, BMO, Calyon, Merrill Lynch, BB&T Capital Markets, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase: $10,000,000
Aggregate Principal Amount of Offering: $125,000,000
Purchase Price: $101.65
Commission/ Spread/ Profit: 0.75%

* Rule 10f-3 prohibits purchases of securities from an underwriting syndicate in which an affiliate is a member unless:
(1) The securities are: (a) part of a registered public offering, (b) Eligible Municipal Securities, (c) part of an issue of government securities, (d) sold in an Eligible Foreign Offering, or (e) sold in an Eligible Rule 144A Offering.
(2) The securities are purchased: (a) prior to the end of the first day on which any sales were made (or in the case of rights,on or before the fourth day before the rights offering terminated); (b) at a price not more than that paid by otherpurchasers of securities (except in an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders); and (c) as part of a firm commitment underwriting.
(3) The commission, spread or profit are reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
(4) The issuer and it predecessors have been in continuous operation for at least 3 years (except for Eligible Municipal Securities).
(5) The amount of securities purchased by all Funds and other investment companies advised by the adviser does not exceed 25% of the principal amount of the offering or if part of an Eligible Rule 144A Offering, 25% of the total of (i)the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers plus
(ii) the principal amount of the offering of such class in any concurrent public offering.
(6) No affiliated underwriter is a direct or indirect participant in or beneficiary of the sale, or with respect to Eligible Municipal Securities, the purchase is not designated as a group sale or otherwise allocated to the account of an affiliated underwriter.




Rule 10f-3 Transactions*
January 1, 2010 through March 31, 2010

1. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund, RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund, and RidgeWorth Seix Floating Rate High Income Fund
Issuer/Security: Qwest 7.125%, 4/2018; Cusip 749121CB3
Date of Purchase: 1/7/2010
Date Offering Commenced: 1/7/2010
Name of Broker/Dealer from Whom Purchased: Deutsche Bank
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey
Members of the Syndicate: Bank of America, Barclays, Citi, Deutsche Bank, Goldman Sachs, JP Morgan, Morgan Stanley, Wells Fargo, Credit Suisse,
SunTrust Robinson Humphrey, UBS, US Bancorp
Aggregate Principal Amount of Purchase: $30,000,000
Aggregate Principal Amount of Offering: $800,000,000
Purchase Price: $98.44
Commission/ Spread/ Profit: 1.50%

2. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Seix High Yield Fund, and RidgeWorth Total Return Bond Fund
Issuer/Security: Jarden 7.5%, 1/15/2020; Cusip 471109ADO
Date of Purchase: 1/14/2010
Date Offering Commenced: 1/14/2010
Name of Broker/Dealer from Whom Purchased: Deutsche Bank
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey
Members of the Syndicate: Bank of America, Barclays, Citi, Deutsche Bank, Goldman Sachs, JP Morgan, Morgan Stanley,Wells Fargo, Credit Suisse,
SunTrust Robinson Humphrey, UBS, US Bancorp
Aggregate Principal Amount of Purchase: $7,000,000
Aggregate Principal Amount of Offering: $275,000,000
Purchase Price: $99.14
Commission/ Spread/ Profit: 2.00%

3. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund, RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund, RidgeWorth Seix Floating Rate High Income Fund
Issuer/Security: Denbury 8.25%, 2/15/2020; Cusip 24823UAG3
Date of Purchase: 2/3/2010
Date Offering Commenced: 2/3/2010
Name of Broker/Dealer from Whom Purchased: JP Morgan
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey
Members of the Syndicate: Bank of America, JP Morgan, Royal Bank of Canada, UBS, Wells Fargo, BBVA, BNP Paribas, Calyon, Capital One Southcoast, Comerica, Credit Suisse, ING, SunTrust Robinson Humphrey, Scotia
Aggregate Principal Amount of Purchase: $25,000,000
Aggregate Principal Amount of Offering: $1,000,000,000
Purchase Price: $100.00
Commission/ Spread/ Profit: 2.00%

4. The following 10f-3 transaction was effected for the RidgeWorth high Income Fund, RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund, RidgeWorth Seix High Yield Fund, and RidgeWorth Total Return Bond Fund Issuer/Security: Manitowec 9.25%, 2/15/2018; Cusip 563571AG3
Date of Purchase: 2/3/2010
Date Offering Commenced: 2/3/2010
Name of Broker/Dealer from Whom Purchased: JP Morgan
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey
Members of the Syndicate: JPMorgan, Bank of America, Deutsche Bank, JP Morgan, Morgan Stanley, Natixis, SunTrust Robinson Humphrey, Wells Fargo, BNP Paribas, Credit Suisse, Mizuho, Rabo, Scotia
Aggregate Principal Amount of Purchase: $10,000,000
Aggregate Principal Amount of Offering: $400,000,000
Purchase Price: $100.00
Commission/ Spread/ Profit: 2.00%

5. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund, RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund, and RidgeWorth Seix Floating Rate High Income Fund
Issuer/Security: Hilcorp 8%, 2/15/2020; 431318AJ3
Date of Purchase: 2/3/2010
Date Offering Commenced: 2/3/2010
Name of Broker/Dealer from Whom Purchased: Deutsche Bank
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey
Members of the Syndicate: Barclays, Bank of Montreal, Deutsche Bank, JP Morgan, Wells Fargo, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase: $200,000,000
Aggregate Principal Amount of Offering: $300,000,000
Purchase Price: $98.32
Commission/ Spread/ Profit: 2.00%

6. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund, RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth
High Income Fund,RidgeWorth Seix Floating Rate High Income Fund
Issuer/Security: MediaGen 11.75%, 2/15/2017; Cusip 584404AB3
Date of Purchase: 2/5/2010
Date Offering Commenced: 2/5/2010
Name of Broker/Dealer from Whom Purchased: Bank of America
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Bank of America, Daiwa, RBS, Scotia, Mizuho, Morgan Keegan, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase: $20,000,000
Aggregate Principal Amount of Offering: $300,000,000
Purchase Price: $100.00
Commission/ Spread/ Profit: 1.60%

7. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond fund, RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund, and RidgeWorth Seix Floating Rate High Income Fund
Issuer/Security: Treehouse 7.75%, 3/1/2018; Cusip 89469AAA2
Date of Purchase: 2/19/2010
Date Offering Commenced: 2/19/2010
Name of Broker/Dealer from Whom Purchased: Bank of America
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey
Members of the Syndicate: Bank of America, Wells Fargo, RaboBank, Barclays, Keybanc, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase: $12,500,000
Aggregate Principal Amount of Offering: $250,000,000
Purchase Price: $100.00
Commission/ Spread/ Profit: 2.25%

8. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund, RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, RidgeWorth High Income Fund, and RidgeWorth Seix Floating Rate High Income Fund
Issuer/Security: Central Garden 8.25%, 3/1/2018; Cusip 153527AG1
Date of Purchase: 2/25/2010
Date Offering Commenced: 2/25/2010
Name of Broker/Dealer from Whom Purchased: JP Morgan
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: JP Morgan, Oppenheimer, Deutsche Bank, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase: $15,000,000
Aggregate Principal Amount of Offering: $400,000,000
Purchase Price: $100.00
Commission/ Spread/ Profit: 2.00%

9. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund, RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, and RidgeWorth High Income Fund
Issuer/Security: Zayo Group 10.25% 3/15/2017; Cusip 989194AA3
Date of Purchase: 3/5/2010
Date Offering Commenced: 3/5/2010
Name of Broker/Dealer from Whom Purchased: Morgan Stanley
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: RBC, Barclays, Oppenheimer, Morgan Stanley, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase: $12,500,000
Aggregate Principal Amount of Offering: $250,000,000
Purchase Price: $98.79
Commission/ Spread/ Profit: 2.25%

10. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund, RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, and RidgeWorth
High Income Fund
Issuer/Security: Hartford 7.25% convertible preferred; Cusip 416515708
Date of Purchase: 3/18/2010
Date Offering Commenced: 3/18/2010
Name of Broker/Dealer from Whom Purchased: Goldman Sachs
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey
Members of the Syndicate: Goldman Sachs, JP Morgan, Merrill Lynch, Morgan Stanley, Citi, CSFB, Wells Fargo, BB&T,BNY Mellon, Deutsche Bank, RBS, UBS, US Bancorp. SunTrust Robinson Humphrey, Daiwa Securities, Aladdin, Barclays, Sanford Bernstein, Blaylock, Williams Capital, Dowling, FBR, Janney, Jeffries
Aggregate Principal Amount of Purchase: $10,000,000
Aggregate Principal Amount of Offering: $575,000,000
Purchase Price: $25.00
Commission/ Spread/ Profit: 3.00%

11. The following 10f-3 transaction was effected for the RidgeWorth Large Cap Growth Stock Fund and RidgeWorth Mid-Cap Value Equity Fund Issuer/Security: Hartford Financial Group; Cusip 416515104
Date of Purchase: 3/18/2010
Date Offering Commenced: 3/18/2010
Name of Broker/Dealer from Whom Purchased: Goldman Sachs and JP Morgan Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Goldman Sachs, JP Morgan, Bank of America, Merrill Lynch, Morgan Stanley, Citi, CSFB,Wells Fargo, Deutsche Bank,
RBS Capital, UBS, US Bancorp, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase: $6,243,750
Aggregate Principal Amount of Offering: $52,252,252
Purchase Price: $27.75
Commission/ Spread/ Profit: $0.53 per share

12. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund, RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, and RidgeWorth High Income Fund
Issuer/Security: Martin Midstream 8.75%, 4/1/2018; Cusip 573334AA7
Date of Purchase: 3/23/2010
Date Offering Commenced: 3/23/2010
Name of Broker/Dealer from Whom Purchased: Wells Fargo
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: RBC Capital, UBS, Wells Fargo, BBVA, Comerica, Morgan Keegan, Natixis, Raymond James, RBS Capital, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase: $10,000,000
Aggregate Principal Amount of Offering: $200,000,000
Purchase Price: $98.60
Commission/ Spread/ Profit: 2.00%

13. The following 10f-3 transaction was effected for the RidgeWorth Small Cap Growth Stock Fund and Mid-Cap Value Equity Fund Issuer/Security: Primerica; Cusip 74164M108
Date of Purchase: 3/31/2010
Date Offering Commenced: 3/31/2010
Name of Broker/Dealer from Whom Purchased: CitiGroup
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey Members of the Syndicate: Citigroup, Deutsche Bank, Morgan Stanley, UBS, Castle Oak, ING, Keefe, Macquarie, Raymond James, Sandler O'Neill, SunTrust Robinson Humphrey, Willis Stein
Aggregate Principal Amount of Purchase: $47,065
Aggregate Principal Amount of Offering: $320,400,000
Purchase Price: $15.00
Commission/ Spread/ Profit: $0.63 per share

14. The following 10f-3 transaction was effected for the RidgeWorth Intermediate Bond Fund, RidgeWorth Investment Grade Bond Fund, RidgeWorth Seix High Yield Fund, RidgeWorth Total Return Bond Fund, and RidgeWorth
High Income Fund
Issuer/Security: AutoNation 6.75%, 4/15/2018; Cusip 05329WAJ1
Date of Purchase: 3/31/2010
Date Offering Commenced: 3/31/2010
Name of Broker/Dealer from Whom Purchased: Bank of America
Name of Affiliated Dealer in Syndicate: SunTrust Robinson Humphrey
Members of the Syndicate: Bank of America, JP Morgan, Wells Fargo, Comerica, BMO, Fifth Third, Mitsubishi UFJ, Mizuho, Santander, SunTrust Robinson Humphrey
Aggregate Principal Amount of Purchase: $10,000,000
Aggregate Principal Amount of Offering: $400,000,000
Purchase Price: $98.49
Commission/ Spread/ Profit: 1.75%

* Rule 10f-3 prohibits purchases of securities from an underwriting syndicate in which an affiliate is a member unless:
(1) The securities are: (a) part of a registered public offering,
(b) Eligible Municipal Securities, (c) part of an issue of government securities, (d) sold in an Eligible Foreign Offering, or (e) sold in an Eligible Rule 144A Offering.
(2) The securities are purchased: (a) prior to the end of the first day on which any sales were made (or in the case of rights, on or before the fourth day before the rights offering terminated); (b) at a price not more than that paid by other purchasers of securities (except in an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders); and (c) as part of a firm commitment underwriting.
(3) The commission, spread or profit are reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
(4) The issuer and it predecessors have been in continuous operation for at least 3 years (except for Eligible Municipal Securities).
(5) The amount of securities purchased by all Funds and other investment companies advised by the adviser does not exceed 25% of the principal amount of the offering or if part of an Eligible Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers plus (ii) the principal amount of the offering of such class in any concurrent public offering.
(6) No affiliated underwriter is a direct or indirect participant in or beneficiary of the sale, or with respect to Eligible Municipal Securities, the purchase is not designated as a group sale or otherwise allocated to the account of an affiliated underwriter.